Victory Portfolios II

VictoryShares Corporate Bond ETF (UCRD)

(the “Fund”)

Supplement dated October 1, 2024,

to the Summary Prospectus and Prospectus dated November 1, 2024

After 38 years in the investment industry, effective December 31, 2024, John Spear plans to retire as co-chief investment officer and portfolio manager with Victory Income Investors, a Victory Capital Investment Franchise. At that time, all references to Mr. Spear will be removed from the Prospectus. The existing portfolio management team will assume the responsibilities of managing the Fund.

If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.